UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Prologis, L.P. (the “Operating Partnership”) expects that Prologis Yen Finance LLC (the “Company”) will close the issuance and sale of the Notes (defined below) on December 1, 2022. The information under Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On November 17, 2022 the Company priced an offering of (i) ¥1,600,000,000 aggregate principal amount of its 1.003% Notes due 2027 (the “2027 Notes”), (ii) ¥2,800,000,000 aggregate principal amount of its 1.323% Notes due 2029 (the “2029 Notes”) and (iii) ¥19,800,000,000 aggregate principal amount of its 1.903% Notes due 2037 (the “2037 Notes” and, collectively with the 2027 Notes and the 2029 Notes, the “Notes”). In connection with the offering, the Company and the Operating Partnership entered into an Underwriting Agreement, dated November 17, 2022 (the “Underwriting Agreement”), with Mizuho Securities USA LLC, MUFG Securities EMEA plc and SMBC Nikko Securities America, Inc. (the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under an indenture, dated September 25, 2018 (the “Base Indenture”), among the Company, the Operating Partnership and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, as supplemented by a first supplemental indenture, dated September 25, 2018 (the Base Indenture, as supplemented by the first supplemental indenture, the “Indenture”).

The net proceeds to the Company from the sale of the Notes, after the Underwriter’s discount and offering expenses, are estimated to be approximately ¥23.9 billion, or $168.9 million, based on the yen/U.S. dollar rate of exchange as of November 10, 2022. The Company intends to lend or distribute the net proceeds from the offering of the Notes to the Operating Partnership, who intends to use the amounts received for general corporate purposes, including to repay or repurchase indebtedness or manage other capital needs. In the short term, the Operating Partnership may also use the amounts received to repay borrowings under its Japanese yen revolving credit agreement.

The 2027 Notes will bear interest at the rate of 1.003% per annum and mature on December 1, 2027. The 2029 Notes will bear interest at the rate of 1.323% per annum and mature on November 30, 2029. The 2037 Notes will bear interest at the rate of 1.903% per annum and mature on December 1, 2037. The Notes will be senior unsecured obligations of the Company and will be fully and unconditionally guaranteed by the Operating Partnership.

On or after November 1, 2027 for the 2027 Notes (one month prior to the maturity date), September 30, 2029 for the 2029 Notes (two months prior to the maturity date), and September 1, 2037 for the 2037 Notes (three months prior to the maturity date), such series of Notes will be redeemable in whole or in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the series of Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount being redeemed to, but not including, the redemption date.

The Company may also redeem the Notes in whole, but not in part, in the event of certain developments affecting tax law in the United States (or any taxing authority thereof or therein) at a redemption price equal to 100% of the principal amount of the applicable series of Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount being redeemed to, but excluding, the redemption date.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s and its subsidiaries ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement (File No. 333-267431) that the Company and the Operating Partnership filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Company and the Operating Partnership pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated November 17, 2022, and base prospectus, dated September 15, 2022, relating to the public offering of the Notes and corresponding guarantees, the Company and the Operating Partnership are filing the Underwriting Agreement with this Current Report as an exhibit to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

Additionally, attached hereto as exhibit 5.2 is the opinion of Mayer Brown LLP with respect to the registration of the resale certain shares of common stock of Prologis Inc.

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 17, 2022, among Prologis Yen Finance LLC, Prologis, L.P., and Mizuho Securities USA LLC, MUFG Securities EMEA plc and SMBC Nikko Securities America, Inc.

4.1	Form of Officers’ Certificate related to the 1.003% Notes due 2027.

4.2	Form of 1.003% Notes due 2027.

4.3	Form of Officers’ Certificate related to the 1.323% Notes due 2029.

4.4	Form of 1.323% Notes due 2029.

4.5	Form of Officers’ Certificate related to the 1.903% Notes due 2037.

4.6	Form of 1.903% Notes due 2037.

5.1	Opinion of Mayer Brown LLP.

5.2	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

23.2	Consent of Mayer Brown LLP (including in Exhibit 5.2).

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: December 1, 2022	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones Title: Managing Director and Deputy General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: December 1, 2022	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones Title: Managing Director and Deputy General Counsel